FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 1997


                       UNITED STATES CELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)


     Iowa                       1-9712                     62-1147325
(State or other              (Commission                  (IRS Employer
 jurisdiction of             File Number)              Identification  No.)
 incorporation)

   8410 West Bryn Mawr,Suite 700, Chicago, Illinois         60631
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (312) 399-8900


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.

         On December 18, 1997, United States Cellular Corporation ("USM" or the "Company") announced that it has received an offer from its parent company, Telephone and Data Systems, Inc. [AMEX:TDS], to acquire all of the issued and outstanding Common Shares of USM not already owned by TDS. The offer is being made in connection with, and is subject to TDS shareholder approval of and the effectiveness of, TDS's announced corporate restructuring. The restructuring plan calls for TDS to issue three new classes of common stock, commonly known as "Tracking Stocks," each of which is intended to separately reflect one of TDS's primary business groups.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.




Item 7.           Financial Statements and Exhibits

         Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    December 29, 1997


United States Cellular Corporation
(Registrant)



By:  /s/ PHILLIP A. LORENZINI
     -------------------------
Phillip A. Lorenzini
Controller
(Principal Accounting Officer)









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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------
    99                              News Release dated
                                    December 18, 1997



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